Aristotle Core Equity Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 82.0%	Shares	Value
Communication Services - 9.0%
Alphabet, Inc. - Class A	109,717	$ 39,209,564
Meta Platforms, Inc. - Class A	31,309	17,636,047
Netflix, Inc. (a)	72,256	5,159,078
		62,004,689

Consumer Discretionary - 8.2%
Amazon.com, Inc. (a)	101,271	24,136,930
General Motors Co.	104,152	8,028,036
Home Depot, Inc.	21,780	7,681,371
Marriott International Inc. - Class A	25,253	9,358,509
O'Reilly Automotive, Inc. (a)	79,318	7,304,395
		56,509,241

Consumer Staples - 3.2%
Costco Wholesale Corp.	12,355	11,557,732
Darling Ingredients, Inc. (a)	156,271	8,535,522
Performance Food Group Co. (a)	19,426	2,171,632
		22,264,886

Energy - 2.3%
Antero Resources Corp. (a)	149,014	5,236,352
Baker Hughes Co.	151,218	8,392,599
Exxon Mobil Corp.	17,519	2,395,198
		16,024,149

Financials - 9.3%
Ameriprise Financial, Inc.	18,254	8,374,205
Bank of America Corp.	132,510	7,550,420
Chubb Ltd.	37,381	12,737,202
Coinbase Global, Inc. - Class A (a)	7,191	1,051,252
Intercontinental Exchange, Inc.	60,610	7,461,697
JPMorgan Chase & Co.	40,453	13,241,480
Visa, Inc. - Class A	39,686	13,615,870
		64,032,126

Health Care - 10.2%
Adaptive Biotechnologies Corp. (a)	456,324	9,788,150
Bio-Techne Corp.	170,300	12,031,695
Cigna Group	12,992	3,581,635
Dexcom, Inc. (a)	83,612	5,631,268
Eli Lilly & Co.	7,400	8,875,782
Guardant Health, Inc. (a)	103,384	15,510,701
Immunome, Inc. (a)	54,037	1,145,044
Tempus AI, Inc. - Class A (a)(b)	41,047	2,377,853
Thermo Fisher Scientific, Inc.	13,281	6,658,562
Vertex Pharmaceuticals, Inc. (a)	10,074	5,004,058
		70,604,748

Industrials - 7.3%
AMETEK, Inc.	51,098	12,362,650
API Group Corp. (a)	111,268	4,712,200

General Electric Co.	18,778		7,017,902
Honeywell Aerospace, Inc. (a)	10,575		2,337,921
Honeywell International, Inc.	10,575		2,367,742
Norfolk Southern Corp.	30,139		9,481,428
Trane Technologies PLC	24,572		12,068,784
			50,348,627

Information Technology - 29.5% (c)
Advanced Micro Devices, Inc. (a)	27,455		15,948,884
Analog Devices, Inc.	29,912		11,880,149
Apple, Inc.	92,794		26,850,872
Applied Materials, Inc.	33,419		24,161,937
Broadcom, Inc.	64,856		24,499,354
Coherent Corp. (a)	14,195		5,599,502
Crowdstrike Holdings, Inc. - Class A (a)	9,340		7,127,727
Micron Technology, Inc.	6,453		7,448,633
Microsoft Corp.	75,354		28,108,549
NVIDIA Corp.	232,910		46,602,962
Oracle Corp.	40,149		5,883,836
			204,112,405

Materials - 1.1%
Avery Dennison Corp.	46,334		7,522,325

Utilities - 1.9%
American Water Works Co., Inc.	36,954		4,862,407
Constellation Energy Corp.	12,430		3,087,239
NextEra Energy, Inc.	58,332		5,119,800
			13,069,446
TOTAL COMMON STOCKS (Cost $315,095,544)			566,492,642

REAL ESTATE INVESTMENT TRUSTS - 0.7%	Shares		Value
Real Estate - 0.7%
Prologis, Inc.	36,725		4,975,136
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,099,547)			4,975,136

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.3%	Shares		Value
Money Market Funds - 0.3%
GS Financial Square Government Fund - Institutional Class, 3.53% (d)	2,307,410		2,307,410
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,307,410)			2,307,410

TOTAL INVESTMENTS - 83.0% (Cost $321,502,501)			573,775,188
Money Market Deposit Account - 0.6% (e)			4,024,588
Other Assets in Excess of Liabilities - 16.4%		0.16398	113,331,372
TOTAL NET ASSETS - 100.0%			$ 691,131,148

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $2,246,525.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of June 30, 2026, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 566,492,642	$ –	$ –	$ 566,492,642
Real Estate Investment Trusts	4,975,136	–	–	4,975,136
Investments Purchased with Proceeds from Securities Lending	2,307,410	–	–	2,307,410
Total Investments	$ 573,775,188	$ –	$ –	$ 573,775,188

Refer to the Schedule of Investments for further disaggregation of investment categories.